EXHIBIT 10.8

                              CONSULTING AGREEMENT

         This Consulting Agreement ("AGREEMENT") is executed to be effective as of November 22, 2004 (the "EFFECTIVE DATE") by and among Sealife Corporation, a Delaware corporation (the "PARENT"), SeaLife Marine Products, Inc., a California corporation and indirect wholly-owned subsidiary of Parent ("COMPANY"), and Brokers Unlimited, Inc., a California corporation (the "CONSULTANT"), in reference to the following:

                                    RECITALS

         Company and Consultant are parties to that certain Sales Force Agreement dated as of January 21, 2004 (as such agreement may be amended from time to time, the "SF AGREEMENT").

         In addition to the services provided by Consultant to Company pursuant to the SF Agreement, Parent and Company wish to retain Consultant on a non-exclusive basis, and Consultant wishes to be retained by Parent and Company, to provide to Company and to Parent the "SERVICES" set forth below, all upon the terms and subject to the conditions set forth in this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, Company and Consultant agree as follows:

         1. TERM. Parent and Company hereby retain Consultant and Consultant accepts this appointment with Company, for a period commencing as of the Effective Date and terminating June 30, 2005 (the "TERMINATION DATE"), unless extended by mutual agreement of the parties (collectively, the "TERM").

         2. DUTIES OF CONSULTANT. Consultant has performed and will continue to perform non-exclusive consulting services for Parent and Company as the parties may mutually agree, including without limitation, those services described on EXHIBIT A hereto (the "SERVICES"). It is expressly acknowledged and agreed that the Services are in addition to the services provided by Consultant pursuant to the SF Agreement and that Consultant is not receiving any additional compensation for the Services under the SF Agreement. Consultant will determine, in its sole discretion, the method, details and means of performing the Services. Consultant shall not be required to devote its full time and business attention to the performance of the Services.

         3.       COMPENSATION.

                  3.1 PAST SERVICES. As compensation for services rendered to Parent and Company by Consultant prior to the Effective Date (the "PAST SERVICES"), Parent will issue to, or at the direction of, Consultant 786,500 shares (the "PAST SERVICE SHARES") of the Common Stock of Parent (the "PARENT COMMON STOCK"), as more fully set forth on SCHEDULE I hereto. Parent shall cause its transfer agent to issue to and register in the name of Consultant, and/or the name of such other persons as may be set forth on Schedule I hereto, one or more certificates evidencing the Past Service Shares no later than five (5) business days following the Effective Date. The Past Services shall be deemed completed and satisfied in full and Consultant shall be deemed to


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have  delivered  full  consideration  for  the  Past  Service  Shares  as of the
Effective Date. In the event that the Past Services Shares are issued at the direction of Consultant to any person other than Consultant, then such person shall be required to execute the Investor Representation Letter attached hereto as EXHIBIT B.

                  3.2 FUTURE SERVICES. As compensation for the Services to be provided to Parent and Company during the Term (the "FUTURE SERVICES"), Parent will issue to Consultant, on November 30, 2004, and on the last day of each month thereafter for a period of seven (7) months (each an "ISSUANCE DATE"), shares of Parent Common Stock having a value at the time of issuance, based on the volume weighted average trading price per share of Parent Common Stock, as quoted on the Over-the-Counter Bulletin Board, for the twenty (20) consecutive trading days immediately preceding the date of issuance of such shares of Parent Common Stock, of $14,375.00 (the "FUTURE SERVICE Shares"). For purposes of clarity, the aggregate value of the total Future Services Shares issued hereunder shall not exceed $115,000 (calculated as set forth hereunder on each Issuance Date). Parent shall cause its transfer agent to issue to and register in the name of Consultant certificates evidencing the Future Service Shares to be received hereunder no later than five (5) business days following each Issuance Date. Unless written notice is otherwise delivered by Parent to Consultant, on the Termination Date, the Future Services shall be deemed completed and satisfied in full and Consultant shall be deemed to have delivered full consideration for the Future Service Shares as of such date.

         4.       NONDISCLOSURE.

                  4.1 ACCESS TO CONFIDENTIAL INFORMATION. Consultant agrees that during the Term, Consultant may have access to and become acquainted with confidential proprietary information ("CONFIDENTIAL INFORMATION") which is owned by Parent or Company and is regularly used in the operation of Parent's or Company's business. Consultant agrees that the term "Confidential Information" as used in this Agreement is to be broadly interpreted and includes (i) information that has, or could have, commercial value for the business in which Parent or Company is engaged, or in which Parent or Company may engage at a later time, and (ii) information that, if disclosed without authorization, could be detrimental to the economic interests of Parent or Company. Consultant agrees that the term "Confidential Information" includes, without limitation, any patent, patent application, copyright, trademark, trade name, service mark, service name, "know-how," negative "know-how," trade secrets, customer and supplier identities, characteristics and terms of agreement, details of customer or consultant contracts, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans, business acquisitions plans, science or technical information, ideas, discoveries, designs, computer programs (including source codes), financial forecasts, unpublished financial information, budgets, processes, procedures, formulae, improvements or other proprietary or intellectual property of Parent and/or Company, whether or not in written or tangible form, and whether or not registered, and including all memoranda, notes, summaries, plans, reports, records, documents and other evidence thereof. Consultant acknowledges that all Confidential Information, whether prepared by Consultant or otherwise acquired by Consultant in any other way, will remain the exclusive property of Parent and/or Company, respectively.

                  4.2 NO UNFAIR USE BY CONSULTANT. Consultant promises and agrees that Consultant will not misuse, misappropriate, or disclose in any way to any person or entity any of Parent's or Company's Confidential Information, either directly or indirectly, nor will Consultant


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use the Confidential Information in any way or at any time except as required in the course of Consultant's business relationship with Parent or Company.

         5.       TERMINATION.

                  5.1 TERMINATION FOR CONVENIENCE. Parent and Company shall be permitted to terminate this agreement with or without cause and for any reason upon delivery to Consultant of sixty (60) days prior written notice of its termination.

                  5.2 TERMINATION ON DEFAULT. Should any party default in the performance of this Agreement or materially breach any of its provisions, the non-breaching party may terminate this Agreement by giving written notification to the breaching party. Termination shall be effective immediately on receipt of said notice. For purposes of this Section 5, material breaches of this Agreement shall include, but not be limited to, (i) the failure by Parent to pay the compensation set forth in Section 3 above; (ii) Consultant's failure to provide the Future Services hereunder in a manner reasonably acceptable to Parent or Company, and if curable, Consultant's failure to cure such failure to provide Future Services in a manner reasonably acceptable to Parent or Company within thirty (30) days of Parent or Company's written notice thereof; (iii) Consultant's commission of acts of material fraud or material misrepresentation; and (iv) the knowing failure by Consultant to conform in all material respects to all laws and regulations governing Consultant's duties under this Agreement.

                  5.3   AUTOMATIC   TERMINATION.   This   Agreement   terminates
automatically on the occurrence of any of the following events: (i) the bankruptcy or insolvency of Parent or Company; (ii) the death or permanent disability of Consultant; or (iii) the voluntary resignation of Consultant.

                  5.4 RETURN OF PROPERTY. Upon the termination or expiration of this Agreement, Consultant will immediately transfer to Company all files (including, but not limited to, electronic files), records, documents, drawings, specifications, equipment and similar items in its possession relating to the business of Parent or Company or their respective Confidential Information (including the work product of Consultant created pursuant to this Agreement).

                  5.5 EFFECT OF TERMINATION. Notwithstanding the termination of this Agreement, Parent and Company shall continue to be responsible for paying Consultant for services rendered prior to the effective date of termination, and the parties shall continue to be responsible for affecting any other rights and obligations of the parties which relate to the period prior to the effective date of termination.

         6.       REPRESENTATIONS AND WARRANTIES.

         (a) Parent and Company hereby represent and warrant to Consultant as follows:

                  (i) the execution and delivery by Parent and Company of this Agreement, and the consummation by Parent and Company of the transactions set forth herein, have been duly authorized by all necessary corporate action on the part of Parent and Company, respectively;


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                  (ii)     this  Agreement  has been duly executed and delivered
by Parent and Company and constitutes a valid and binding obligation of Parent and Company enforceable against Parent and Company in accordance with its terms; and

                  (iii) when issued and delivered in accordance with this Agreement, the Shares shall be duly authorized and validly issued, fully paid and non-assessable.

         (b) Consultant hereby represents and warrants to Parent and Company as follows:

                  (i) this Agreement has been duly executed and delivered by Consultant and constitutes a valid and binding obligation of Consultant enforceable against Consultant in accordance with its terms;

                  (ii) Consultant has the qualifications and ability to perform the Future Services in a professional manner, without the advice, control, or supervision of Parent or Company;

                  (iii) Consultant acknowledges that either (a) it has a pre-existing personal or business relationship with Parent, Company or any of its officers, directors or controlling stockholders, or (b) by reason of Consultant's business or financial experience, it is able to fend for itself, can bear the economic risk of its acquisition of the Past Service Shares and Future Service Shares (together, the "SHARES"), and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the acquisition of such Shares. Consultant (x) has reviewed such of Parent's periodic reports (the "PERIODIC REPORTS") filed with the Securities and Exchange Commission (the "SEC") from time to time pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "EXCHANGE Act"), as Consultant deems necessary or appropriate, including, without limitation, Parent's Annual Report on Form
10-KSB for the year ended May 31, 2004, filed with the SEC on September 14, 2004, and Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004, filed with the SEC on November 4, 2004, (y) understands that Parent and Company have very limited operating history and have limited meaningful historical financial data upon which to estimate revenues and operating expenses, and (z) believes it has received all information and has conducted all of the due diligence it considers necessary or appropriate in deciding whether to acquire the Shares;

                  (iv)     Consultant  acknowledges  that  except  as  expressly
stated in Section 6(a) of this Agreement, neither Parent, Company nor any officer, director, employee, agent or representative thereof have made any representations or warranties of any kind to Consultant including representations regarding future revenues, earnings or profits of Parent, the future value of the Shares, the future capitalization of Parent or Company, the occurrence or timing of any registered offering by Parent, the amount of future business that may be transacted by Parent or Company or otherwise. Consultant further understands that Parent's and Company's success in achieving their respective goals and objectives in the future and implementing their respective business plans cannot be predicted and are subject to numerous factors not within the control of Parent or Company. Consultant is not acquiring the Shares based upon representations, oral or written, by any person with respect to the future value of, or income from, the Shares, or the length of time that Consultant will be required to remain as the owner of the Shares but rather upon an independent examination and judgment as to the prospects of Parent;


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                  (v)      Consultant  understands that the Shares have not been
registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any other applicable state or federal securities statutes (together with the Securities Act, the "ACTS"). Consultant is acquiring the Shares for investment, for Consultant's own account, and with no present intention of reselling, directly or indirectly, participating in any distribution of or otherwise disposing of the Shares, except as permitted by Section 9 and 10 below. Consultant understands that the Shares are subject to restrictions on transfer and that Consultant may bear the economic risk of acquiring the Shares for an indefinite period of time;

                  (vi) Consultant was not presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising or solicitation for the acquisition of the Shares;

                  (vii) Consultant has had reasonable opportunity to seek the advice of independent counsel respecting its investment and the risks and the implications thereof and has relied solely upon the advise of it's own tax and legal advisors with respect to the tax and other legal aspects of the acquisition; and

                  (viii) Consultant acknowledges that a legend substantially as follows will be placed on the certificates representing the Shares:

         THE SECURITIES HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

         7. TRANSFER RESTRICTIONS. The Shares may not be offered for sale, sold or transferred except pursuant to (i) an effective registration under the Securities Act or in a transaction which is otherwise in compliance with the Securities Act, (ii) an effective registration under any applicable state securities statute or in a transaction otherwise in compliance with any applicable state securities statute, and (iii) evidence of compliance with the applicable securities laws of other jurisdictions. Consultant shall furnish to Parent, and Parent shall be entitled to rely upon, an opinion of competent securities counsel acceptable to Parent with respect to compliance with the above laws.

                  In the event that Consultant satisfies the requirements of Rule 144, Parent will, upon request, remove the legend set forth above from Consultant's certificate; provided, however, that if Parent reasonably believes that an opinion of counsel for Consultant is necessary, due to unusual circumstances, in order to determine that the requirements of Rule 144 have been satisfied, Parent shall request, and Consultant shall provide, such opinion prior to the removal of the legend.

         8. NOTICES. Unless otherwise specifically provided in this Agreement, all notices or other communications (collectively and severally called "NOTICES") required or permitted to be given under this Agreement, shall be in writing, and shall be given by: (A) personal delivery (which form of Notice shall be deemed to have been given upon delivery), (B) by telegraph or by


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private  airborne/overnight  delivery  service  (which  forms of Notice shall be deemed to have been given upon confirmed  delivery by the delivery  agency),  or
(C) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of Notice shall be deemed delivered upon confirmed transmission or confirmation of receipt). Notices shall be addressed to the address set forth in the introductory Section of this Agreement, or to such other address as the receiving party shall have specified most recently by like Notice, with a copy to the other party.

         9.       REGISTRATION RIGHTS.

                  9.1 SB-2 REGISTRATION. On or prior to the date which is thirty (30) calendar days from the Effective Date, Parent shall prepare and file with the SEC a Securities Act registration statement on Form SB-2, or such other form (other than Form S-4 or S-8, or any successor form) (the "REGISTRATION STATEMENT") sufficient to register the resale of the Shares held by the Consultant (or such other persons to whom Shares are to be issued as set forth on Schedule I hereto) for an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act. Parent shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective, and updated as required, under the Securities Act until the date which is two (2) years after the Effective Date or such earlier date when all Shares covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act as determined by counsel to Parent pursuant to a written opinion letter to such effect, addressed and acceptable to the Parent's transfer agent. Notwithstanding the foregoing, the Company's obligations hereunder to file the Registration Statement and to keep the Registration Statement continuously effective, and updated as required, under the Securities Act shall be suspended if the fulfillment of such obligations (i) would require the Company to make a disclosure that would, in the reasonable judgment of the Parent's Board of Directors, have a material adverse effect on the Parent or a material adverse effect on the future prospects of the Parent or its stockholders, or (ii) would adversely affect, or would, in the reasonable judgment of the Parent's Board of Directors, be adversely affected by, the SEC's ongoing investigation of Parent and certain of its directors and officers as previously disclosed to Consultant and as more fully set forth in Parent's Periodic Reports.

                  9.2      PIGGYBACK REGISTRATION RIGHTS.

                           9.2.1    RIGHT TO PIGGYBACK. Whenever Parent proposes
to register any of its securities under the Securities Act (other than on a registration on Form S-4 or S-8 or any successor form or a registration of non-convertible debt securities) on a registration form which may be used for the registration of any Shares (a "PIGGYBACK REGISTRATION"), Parent will give written notice to Holder of its intention to effect such a registration and will use its commercially reasonable efforts to include in such registration all Shares (in accordance with the priorities set forth in Sections 9.2.2 and 9.2.3 below) with respect to which Parent has received written requests for inclusion by Consultant within fifteen (15) days after the delivery of Parent's notice.

                           9.2.2    PRIORITY  ON  PRIMARY  REGISTRATIONS.  If  a
Piggyback Registration is an underwritten primary registration on behalf of Parent and any Shares are included in the


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underwritten  offering and the managing  underwriters  advise  Parent in writing that in their opinion the number of securities requested to be included in such underwritten offering exceeds the number which can reasonably be sold in such
offering,   Parent  will  include  in  such  underwritten  offering  first,  the securities that Parent proposes to sell; second, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; and third, the Shares requested to be included therein by the Holder.

                           9.2.3    PRIORITY ON  SECONDARY  REGISTRATIONS.  If a
Piggyback Registration is an underwritten secondary registration on behalf of holders of Parent's securities and any Shares are included in the underwritten offering and the managing underwriters advise Parent in writing that in their opinion the number of securities requested to be included in such underwritten offering exceeds the number which can reasonably be sold in such offering, Parent will include in such underwritten offering first, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; and second, the Shares requested to be included therein by the Holder.

                           9.2.4    SELECTION  OF  UNDERWRITERS.  In  connection
with any Piggyback Registration in which Consultant has elected to include Shares, Parent shall have the right to select the managing underwriters to administer any offering of Parent's securities in which Parent participates.

                  9.3      INDEMNIFICATION.

                           9.3.1    INDEMNIFICATION   BY   HOLDERS.    Each   of
Consultant and the persons set forth on Schedule I hereto (each a "HOLDER," and collectively, the "HOLDERS") shall, if Shares held by such Holder are included in a Securities Act registration effected pursuant to this Section 9 severally and not jointly, indemnify and hold harmless Parent, its directors, officers, agents and employees, each person who controls Parent (within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons (collectively, the "Parent Indemnitees"), to the fullest extent permitted by applicable law, from and against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, to the extent arising out of or based upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act, or (y) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to Parent specifically for inclusion in the Registration Statement or such prospectus, or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to Parent by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Shares and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto, or (2) the use by such Holder of an outdated or defective prospectus after Purchaser has notified such Holder in writing that such prospectus is outdated or defective. In no event shall the liability of any selling Holder


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hereunder  be  greater  in amount  than the  dollar  amount of the net  proceeds received by such Holder upon the sale of the Shares giving rise to such indemnification obligation. In no event shall any Holder be liable for indemnity with respect to amounts paid in settlement by Parent Indemnitees if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                           9.3.2    INDEMNIFICATION BY PARENT. If Shares held by
any Holder are included in a Securities Act registration effected pursuant to this Section 9, Parent will indemnify such Holder, each of its directors, officers, agents or employees, each person who controls such Holder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling person (collectively, "Holder Indemnitees"), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) any knowing violation by Parent of the Securities Act or any rule or regulation thereunder applicable to Parent and relating to action or inaction required of Parent in connection with any such registration, or (y) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except that Parent will not be liable under this clause (y) in any such case to the extent that any such Losses arise out of or are based upon any untrue statement or omission based solely upon information furnished in writing to Parent by such Holder specifically for use therein. In no event shall Parent be liable for indemnity of amounts paid in settlement by Parent if such settlement is effected without the consent of Parent (which consent shall not be unreasonably withheld).

         10. LOCK-UP. Notwithstanding anything else herein to the contrary, including, without limitation, the provisions of Sections 7 or 9 hereto, and notwithstanding the provisions of Rule 144 promulgated under the Securities Act, or of any registration statement that may register the resale of the Shares, Consultant agrees that, for a period of two (2) years following the Effective Date, Consultant shall not sell, transfer, assign, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of or trade (collectively, a "SALE") any of the Shares or other securities of Parent otherwise acquired by Consultant after the Effective Date, including pursuant to the Registration Statement, except to the extent that such Sale, together with all Sales of restricted and other securities of the same class for the account of Consultant within the preceding three months, does not exceed one percent (1%) of the Shares or other securities of Parent then outstanding as shown by the most recent report or statement published by Parent.

         11.      MISCELLANEOUS.

                  11.1 INDEPENDENT CONTRACTOR; CONSULTANT'S EMPLOYEES. It is the intention of Parent, Company and Consultant that Parent and Company, on the one hand, and Consultant, on the other hand are, and shall be deemed to be, independent contractors with respect to the subject matter of this Agreement, and nothing contained herein shall be deemed or construed in any manner whatsoever as creating any partnership, joint venture, employment or other similar relationship between the Parent and Company and Consultant. Consultant agrees that it will cause any of its directors, officers, employees and independent contractors who render services to Parent or Company on behalf of Consultant to comply with all of Consultant's covenants and agreements set forth in this Agreement.

                  11.2 CHOICE OF LAW AND VENUE. This Agreement shall be governed according to the laws of the state of California, notwithstanding the conflict of laws principles thereof. Subject to the Arbitration provisions herein, venue for any legal or equitable action between Parent or Company, on the one hand, and Consultant, on the other hand, which relates to this Agreement shall be in the state or federal courts located in Los Angeles, California.

                  11.3 INJUNCTIVE RELIEF. Consultant agrees that in the event of any breach by Consultant of any of the covenants and agreements set forth in this Agreement, including, without limitation, the covenants and agreements set forth in Paragraphs 2, 4, 5.4, 7 and 10 hereof, Parent and Company would encounter extreme difficulty in attempting to prove the actual amount of damages suffered by each as a result of such breach and would not have adequate remedy at law in such event. Consultant therefore agrees that, in addition to any other remedy available at law or in equity, in the event of such breach, Parent and Company shall be entitled to seek and receive specific performance and temporary, preliminary and permanent injunctive relief from violation of any of said covenants and agreements from any court of competent jurisdiction without necessity of proving the amount of any actual damage to Parent and/or Company resulting from such breach.

                  11.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding on the parties hereto and their respective successors and assigns. Consultant's duties, obligations, rights and privileges hereunder may not be delegated or assigned by him or her in any manner. The benefits hereunder with respect to the rights of Parent or Company may be assigned by Parent or Company to any other corporation or other business entity which succeeds to all or substantially all of the business of Parent or Company through merger, consolidation, corporate reorganization or by acquisition of all or substantially all of the assets of Parent or Company.

                  11.5 COUNTERPARTS. This Agreement may be executed manually or by facsimile signature in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute but one and the same instrument.

                  11.6 WAIVER. Waiver by either of the parties of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereof.

                  11.7 SURVIVAL. Sections 4, 5.4, 7, 8, 9, 10 and 11 shall survive the termination of this Agreement.

                  11.8 ATTORNEYS' FEES. The prevailing party in any litigation instituted under this Agreement shall, in addition to other remedies, be entitled to be reimbursed by the other party for all expenses of such litigation, including reasonable attorneys' fees.

                  11.9 ARBITRATION. The parties hereby agree that all controversies, claims and matters of difference shall be resolved by binding arbitration before JAMS/Endispute (the "JAMS") located in Los Angeles, California according to the rules and practices of the JAMS from time-to-time in force; PROVIDED HOWEVER that the parties hereto reserve their rights to seek and obtain injunctive or other equitable relief from a court of competent jurisdiction, without waiving the right to compel such arbitration pursuant to this section.

                  11.10 SEVERABILITY. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Agreement, then and, in that event: (A) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (B) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law.

                  11.11 ENTIRE AGREEMENT. This Agreement and the SF Agreement constitute the entire agreement and understanding of Parent, Company and Consultant, respectively and as applicable, in respect of the subject matter identified herein and therein, respectively, and supersede all prior understandings, agreements, or representations by or among Parent or Company, on the one hand, and Consultant, on the other hand, written or oral, to the extent they relate in any way to the subject matter identified herein or therein.

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date.

                                       "CONSULTANT"

                                       BROKERS UNLIMITED, INC.



                                       By:      /S/ JOSEPH P. REGOLI
                                              ------------------------------
                                       Name:  Joseph P. Regoli
                                       Title: President/CEO


                                       "PARENT"
                                       SEALIFE CORPORATION



                                       By:      /S/ ROBERT MCCASLIN
                                              ------------------------------
                                       Name:  Robert McCaslin
                                       Title: CEO


                                       "COMPANY"
                                       SEALIFE MARINE PRODUCTS, INC.



                                       By:      /S/ BARRE RORABAUGH
                                              ------------------------------
                                       Name:  Barre Rorabaugh
                                       Title: President

                                   SCHEDULE I

Parent is hereby directed to have issued and delivered the Past Services Shares as follows:

Name                                          Number of Shares
-----------------                             ----------------

Consultant                                        111,500
James M. Barron                                   225,000
Stephen P. Barron                                 225,000
Joseph P. Regoli                                  225,000
-----------------                             ----------------
TOTAL:                                            786,500

                                    EXHIBIT A

                                    SERVICES

PAST SERVICES


1)       Advertising................................$9,800.00
2)       Trade Shows...............................$30,000.00
3)       Color Charts...............................$3,100.00
4)       Printing.....................................$150.00
5)       Display Booth..............................$4,500.00
6)       European Approval Trip.....................$3,700.00
7)       European Approval Process..................$4,000.00
8)       BUI Collateral Development................$23,000.00
9)       Technical Support.........................$20,375.00
10)      Press Releases.............................$3,000.00
11)      Rat Test.....................................$800.00
12)      Sub-Contract Development ..................$6,250.00
13)      Shipping....................................$5250.00
14)      Zebra Mussel Test.........................$12,800.00
15)      Warranty Development.......................$1,625.00
16)      Design / Preparation......................$15,000.00
17)      Quality of Shipment.......................$30,000.00
18)      Delivery of Product.......................$30,000.00
19)      Investment Relations......................$15,000.00
20)      Sales Effort 3/11/03 to 1/20/04...........$64,790.00



FUTURE SERVICES

1)       Rat Test...................................$9,000.00
2)       Advertising...............................$35,000.00
3)       Navy Test.................................$25,000.00
4)       Color Charts...............................$6,000.00
5)       Printing Budget...........................$25,000.00
6)       European Approval Process.................$15,000.00

                                    EXHIBIT B

SeaLife Corporation
5601 Slauson Avenue
Suite 283
Culver City, CA 90230

         RE:      CONSULTING  AGREEMENT  DATED  NOVEMBER __, 2004,  BY AND AMONG
                  SEALIFE  CORPORATION,   SEALIFE  MARINE  PRODUCTS,  INC.,  AND
                  BROKERS UNLIMITED, INC.

Dear Sir or Madam:

         Reference is made to that certain Consulting Agreement dated November __, 2004 (the "CONSULTING Agreement"), by and among SeaLife Corporation, a Delaware corporation ("PARENT"), SeaLife Marine Products, Inc., a California corporation and wholly-owned subsidiary of Parent ("COMPANY"), and Brokers Unlimited, Inc. ("Consultant"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Consulting Agreement.

         Pursuant to the provisions of the Consulting Agreement, Consultant has directed Parent to have issued and delivered _____________ shares of Parent Common Stock to the undersigned. In consideration thereof, and pursuant to the provisions of the Consulting Agreement, the undersigned has agreed to deliver this letter.

         By executing where indicated below, the undersigned hereby represents, warrants, certifies and confirms as follows:

         1. This letter has been duly executed and delivered by the undersigned and constitutes a valid and binding letter of the undersigned, enforceable against the undersigned in accordance with its terms.

         2. The undersigned acknowledges that either (a) he has a pre-existing personal or business relationship with Parent, Company or any of its officers, directors or controlling stockholders, or (b) by reason of his business or financial experience, he is able to fend for himself, can bear the economic risk of the acquisition of the shares of Parent Common Stock set forth above (the "SHARES"), and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the acquisition of such Shares. The undersigned (a) has reviewed such of Parent's periodic reports (the "PERIODIC REPORTS") filed with the Securities and Exchange Commission (the "SEC") from time to time pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "EXCHANGE Act"), as the undersigned deems necessary or appropriate, including, without limitation, Parent's Annual Report on Form 10-KSB for the year ended May 31, 2004, filed with the SEC on September 14, 2004, and Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004, filed with the SEC on November 4, 2004, (b) understands that Parent and Company have very limited operating history and have limited meaningful historical financial data upon which to estimate revenues and operating expenses, and (c) believes he has received all information and has conducted all of the due diligence he considers necessary or appropriate in deciding whether to acquire the Shares.

         3. The undersigned acknowledges that except as expressly stated in Section 6(a) of the Consulting Agreement, neither Parent, Company nor any officer, director, employee, agent or representative thereof have made any representations or warranties of any kind to the undersigned including representations regarding future revenues, earnings or profits of Parent, the future value of the Shares, the future capitalization of Parent or Company, the occurrence or timing of any registered offering by Parent, the amount of future business that may be transacted by Parent or Company or otherwise. The undersigned further understands that Parent's and Company's success in achieving their respective goals and objectives in the future and implementing their respective business plans cannot be predicted and are subject to numerous factors not within the control of Parent or Company. The undersigned is not acquiring the Shares based upon representations, oral or written, by any person with respect to the future value of, or income from, the Shares, or the length of time that the undersigned will be required to remain as the owner of the Shares but rather upon an independent examination and judgment as to the prospects of Parent.

         4. The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any other applicable state or federal securities statutes (together with the Securities Act, the "ACTS"). The undersigned is acquiring the Shares for investment, for the undersigned's own account, and with no present intention of reselling, directly or indirectly, participating in any distribution of or otherwise disposing of the Shares, except as permitted by Section 9 and 10 of the Consulting Agreement. The undersigned understands that the Shares are subject to restrictions on transfer and that the undersigned may bear the economic risk of acquiring the Shares for an indefinite period of time.

         5. The undersigned was not presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising or solicitation for the acquisition of the Shares.

         6. The undersigned has had reasonable opportunity to seek the advice of independent counsel respecting his investment and the risks and the implications thereof and has relied solely upon the advise of his own tax and legal advisors with respect to the tax and other legal aspects of the acquisition.

         7. The undersigned acknowledges that a legend substantially as follows will be placed on the certificates representing the Shares:

         THE SECURITIES HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

         8. The undersigned has reviewed Sections 7, 9.3 and 10 of the Consulting Agreement and hereby acknowledges and agrees that the undersigned shall be bound, and the Shares shall be governed, by the terms of such sections, as if the undersigned was the "Consultant" in, and an original party to, such agreement.

         9. The undersigned shall have the same registration rights with respect to the Shares as are granted to Consultant pursuant to Section 9 of the Consulting Agreement.

         The undersigned hereby represents that the information furnished above is correct and complete. In the event that any of the information furnished is found to be no longer accurate or complete, the undersigned will promptly notify Parent in writing. Parent is hereby expressly authorized to rely upon the foregoing.

                                        Very truly yours,


                                        ---------------------------------------
                                        [Name]



ACKNOWLEDGED AND AGREED:

BROKERS UNLIMITED, INC.


By:
   -----------------------------------------
Name:
Title:


SEALIFE CORPORATION


By:
   -----------------------------------------
Name:
Title:


SEALIFE MARINE PRODUCTS, INC.


By:
   -----------------------------------------
Name:
Title: